                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

|X|     Filed by the Registrant

[ ]     Filed by a Party other than the Registrant

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ]     Confidential, for Use of the Commission Only

|X|     Definitive Proxy Statement (as permitted by Rule 14a-6(e)(2))

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                CFS Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)    Title of each class of securities to which transaction applies:
                                                                           -----

     (2)    Aggregate number of securities to which transaction applies:
                                                                        --------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                                                          ------

     (4)    Proposed maximum aggregate value of transaction:
                                                            --------------------

     (5)    Total fee paid:
                           -----------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)    Amount previously paid:
                                   ---------------------------------------------

     (2)    Form, schedule or registration statement no.:
                                                         -----------------------

     (3)    Filing party:
                         -------------------------------------------------------

     (4)    Date filed:
                       ---------------------------------------------------------

[cfs logo]

                               CFS BANCORP, INC.
                                 707 RIDGE ROAD
                             MUNSTER, INDIANA 46321
                                 (219) 836-5500

                                                                  March 23, 2001

Dear Stockholder:

     You are cordially invited to attend the third Annual Meeting of Stockholders of CFS Bancorp, Inc. The meeting will be held at the Center for Visual and Performing Arts located at 1040 Ridge Road, Munster, Indiana, on Tuesday, April 24, 2001 at 10:00 a.m., Central Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     Your continued support of and interest in CFS Bancorp, Inc. are sincerely appreciated.

                                          Best regards,

                                          /s/ Thomas F. Prisby

                                          Thomas F. Prisby
                                          Chairman of the Board and
                                          Chief Executive Officer

                               CFS BANCORP, INC.
                                 707 RIDGE ROAD
                             MUNSTER, INDIANA 46321
                                 (219) 836-5500

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 24, 2001

                               ------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of CFS Bancorp, Inc. (the "Company") will be held at the Center for Visual and Performing Arts located at 1040 Ridge Road, Munster, Indiana, on Tuesday, April 24, 2001 at 10:00 a.m., Central Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

          (1) To elect two directors for a three-year term expiring in 2004, and until their successors are elected and qualified;

          (2) To amend the 1998 Stock Option Plan and the 1998 Recognition and Retention Plan and Trust Agreement by revising the provisions primarily related to the vesting of options and awards;

          (3) To ratify the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001; and

          (4) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

     The Board of Directors has fixed March 9, 2001 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ MONICA F. SULLIVAN

                                          Monica F. Sullivan
                                          Corporate Secretary

Munster, Indiana
March 23, 2001

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

                               CFS BANCORP, INC.

                               ------------------

                                PROXY STATEMENT

                               ------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 24, 2001

     This Proxy Statement is furnished to holders of common stock, $0.01 par value per share ("Common Stock"), of CFS Bancorp, Inc. (the "Company"), the parent holding company of Citizens Financial Services, FSB (the "Bank"). The Company acquired all of the Bank's common stock issued in connection with the conversion of the Bank from the mutual to stock form and the related public offering of the Common Stock in July 1998 ("the Conversion"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Center for Visual and Performing Arts located at 1040 Ridge Road, Munster, Indiana, on Tuesday, April 24, 2001 at 10:00 a.m., Central Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about March 23, 2001.

     The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted "FOR" the nominees for director described herein, "FOR" the proposal to amend the 1998 Stock Option Plan (the "Option Plan") and the 1998 Recognition and Retention Plan and Trust Agreement (the "Recognition Plan"), "FOR" ratification of the appointment of Ernst & Young LLP for fiscal 2001 and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Monica F. Sullivan, Corporate Secretary, CFS Bancorp, Inc., 707 Ridge Road, Munster, Indiana 46321); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                     VOTING

     Only stockholders of record at the close of business on March 9, 2001 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 16,431,313 shares of Common Stock outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. The affirmative vote of a majority of the total votes present in person and by proxy and entitled to vote is required to ratify the appointment of the independent auditors and to approve the proposal to amend the Option Plan and Recognition Plan. Abstentions are considered in determining the presence of a quorum and will not affect the plurality vote required for the election of directors. However, because of the vote required to ratify the appointment of the independent auditors and to approve the proposal to amend the Option Plan and the Recognition Plan, abstentions will have the effect of a vote against such proposals. Under rules of the New York Stock Exchange, all of the proposals being considered at the Annual Meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Thus, there are no proposals to be considered at the Annual Meeting which are considered "non-discretionary" and for which there will be "broker non-votes".

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR
                             AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

     The Certificate of Incorporation of the Company provides that the Board of Directors shall be divided into three classes as nearly equal in number as the then total number of directors constituting the Board of Directors permits. The directors shall be elected by the stockholders of the Company for staggered terms and until their successors are elected and qualified.

     At the Annual Meeting, stockholders of the Company will be asked to elect one class of directors, consisting of two directors, for three-year terms expiring in 2004, and until their successors are elected and qualified.

     Mr. Thomas F. Prisby is the brother of James W. Prisby. Mr. Lester is not related to any other director or executive officer of the Company by blood, marriage or adoption. Mr. Thomas F. Prisby currently serves as director of the Company and the Bank. Mr. Lester currently serves as director of the Bank. In accordance with the Company's Bylaws, the Board nominated Frank D. Lester as a director of the Company for election at the Annual Meeting.

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

     The following tables present information concerning the nominees for director of the Company, including tenure as a director. Both of the nominees for director currently serve as directors of the Bank.

NOMINEES FOR DIRECTOR FOR THREE-YEAR TERMS EXPIRING IN 2004

                                                      PRINCIPAL OCCUPATION DURING           DIRECTOR
NAME                                   AGE(1)             THE PAST FIVE YEARS                SINCE
----                                   ------         ---------------------------        --------------
Thomas F. Prisby.....................    59     Chairman of the Board and Chief               1998
                                                Executive Officer of the Company since
                                                1998 and of the Bank since February
                                                1996. Previously, Mr. Prisby served as
                                                the President and Chief Operating
                                                Officer of the Bank from 1989 to 1996.
                                                Mr. Prisby joined the Bank in 1982 as
                                                Executive Vice President. Mr. Thomas F.
                                                Prisby is the brother of Mr. James W.
                                                Prisby.
Frank D. Lester......................    60     Director of the Bank since 2000.         Not Applicable
                                                President of Union Tank Car, Chicago,
                                                Illinois; previously, President of
                                                Procor, Inc., Toronto, Canada, from
                                                1994 to 1999.

DIRECTORS WHOSE TERMS ARE CONTINUING

                     DIRECTORS WITH A TERM EXPIRING IN 2002

                                                         PRINCIPAL OCCUPATION DURING            DIRECTOR
                NAME                   AGE(1)                THE PAST FIVE YEARS                 SINCE
                ----                   ------            ---------------------------            --------
Sally A. Abbott......................    66     Director of the Bank since 1986; currently        1998
                                                retired; Ms. Abbott retired from the Bank as a
                                                Vice President in 1994.
Gregory W. Blaine....................    52     Director of the Bank since 1998; former           1998
                                                Chairman and Chief Executive Officer of TN
                                                Technologies; Mr. Blaine has served in various
                                                capacities with True North Communications,
                                                Inc., the parent of TN Technologies, since
                                                1979, including director of Global Operating
                                                Systems and as a member of the Board from 1990
                                                to 1997.
Thomas J. Burns......................    67     Director of the Bank since 1994; Mr. Burns has    1998
                                                operated the Burns-Kish Funeral Homes,
                                                Hammond, Indiana, since 1954.

                     DIRECTORS WITH A TERM EXPIRING IN 2003

Gene Diamond.........................    48     Director of the Bank since 1994; President and    1998
                                                Chief Executive Officer of St. Margaret Mercy
                                                Healthcare Centers, located in Hammond and
                                                Dyer, Indiana, since April 1993.
James W. Prisby......................    50     Vice Chairman, President and Chief Operating      1998
                                                Officer of the Company since 1998 and of the
                                                Bank since February 1996; previously Executive
                                                Vice President of the Bank from 1993 to 1996
                                                and Corporate Secretary of the Bank from 1977
                                                to 1996. Mr. Prisby joined the Bank in 1974 as
                                                internal auditor.

---------------

(1) As of March 9, 2001.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     Set forth below is information with respect to the principal occupations during the last five years for the three executive officers of the Company and the Bank who do not serve as directors of the Company. All executive officers are elected annually by the Board of Directors and serve until their successors are elected and qualified. As of the date hereof, no executive officer set forth below is related to any director or other executive officer of the Company by blood, marriage or adoption, and there are no arrangements or understandings between a director of the Company and any other person pursuant to which such person was elected an executive officer.

     John T. Stephens. Age 56. Mr. Stephens currently serves as Executive Vice President and Chief Financial Officer of the Company. Mr. Stephens also currently serves as Executive Vice President, Chief Financial Officer and Treasurer as well as a director of the Bank and has done so since 1993. Mr. Stephens joined the Bank in 1983 as Senior Vice President, Chief Financial Officer and Treasurer.

     Jeffrey C. Stur. Age 52. Mr. Stur has served as Senior Vice President of the Bank for Lending since 1995. Prior to February 1995, Mr. Stur had served as Vice President of the Bank for Lending since 1980. Mr. Stur has been employed by the Bank since 1972 and has previously served as a loan officer, a staff appraiser and the Manager of the Appraisal Department.

     Janice S. Dobrinich. Age 45. Ms. Dobrinich currently is Senior Vice President of the Bank and the Company. She has served as Senior Vice President -- Human Resources since 1999. Previously, Ms. Dobrinich served as Vice President -- Human Resources beginning in 1992. Ms. Dobrinich has been employed by the Bank since 1977 and has served the Bank as Teller, Administrative Secretary, Personnel Assistant, Business Services Coordinator, Personnel Director, Office Manager and Human Resources Manager.

STOCKHOLDER NOMINATIONS

     Article IV, Section 4.15 of the Company's Bylaws governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board of Directors or committee appointed by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. Generally, to be timely, a stockholder's notice must be delivered to, or mailed, postage prepaid, to the principal executive offices of the Company not later than 120 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company. Each written notice of a stockholder nomination is required to set forth certain information specified in the Bylaws. Any such nomination by a stockholder with respect to the Annual Meeting must have been delivered or received no later than the close of business on November 27, 2000. No such nominations by stockholders were received.

COMPLIANCE WITH SECTION 16(a) OF THE 1934 ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires the officers and directors, and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the Nasdaq Stock Market. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Company's Common Stock.

     Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that during, and with respect to, the year 2000, the Company's officers and directors complied with the reporting requirements promulgated under Section 16(a) of the 1934 Act.

DIRECTOR NOMINATIONS; MEETINGS OF THE BOARD OF THE COMPANY

     Nominations for director of the Company are made by the Board of Directors of the Company. During the fiscal year ended December 31, 2000, the Board of Directors of the Company met ten (10) times. No director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he or she has been a director and the total number of meetings held by all committees of the Board on which he or she served during the periods that he or she served.

COMMITTEES

     The Board of Directors of the Company has established an Audit Committee and a Compensation and Benefits Committee (the "Compensation Committee"), among others.

     The Audit Committee, which is a joint Board committee composed solely of independent members of the Board of Directors of the Company and the Bank, reviews the records and affairs of the Company and its financial condition. The Audit Committee reviews with management and the independent auditors the systems of internal control and monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles. On January 24, 2000, the Audit Committee adopted an Audit Committee Charter. On May 15, 2000, the Audit Committee amended the Audit Committee Charter, a copy of which is attached hereto as Appendix A. The current members of the Audit Committee are Mr. Blaine, who is Chairman, Ms. Abbott, and Mr. Burns. The Audit Committee met three (3) times in 2000.

     The Compensation Committee is comprised of at least three directors who are independent of management and the Company. Members of the Compensation Committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. All Compensation Committee members are required to be financially literate, and at least one member will have large company experience in the areas of human resources and compensation management. During 2000, the members of the Compensation Committee were Mr. Diamond, who is Chairman, Ms. Abbott, and Mr. Blaine. No member of the Committee is a current officer or employee of the Company, the Bank or any of its subsidiaries. Ms. Abbott is a former Vice President of the Bank who retired in 1994. The Compensation Committee met seven
(7) times in 2000.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting function and internal controls. Management is responsible for the Company's internal controls and financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon.

     The Audit Committee is composed of directors all of whom are independent as defined by The Nasdaq Stock Market, Inc. listing requirements. The Audit Committee is governed by an Audit Committee Charter which specifies, among other things, the scope of the Audit Committee's responsibilities and how those responsibilities are to be performed. A copy of such charter is attached to this Proxy Statement as Appendix A. The responsibilities of the Audit Committee include recommending to the Board an accounting firm to be engaged as the Company's independent auditors.

     The Audit Committee has reviewed and discussed the audited financial statements with management. In addition, in compliance with applicable provisions of the Audit Committee Charter, the Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 and has discussed with the independent auditors the independent auditor's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report to Stockholders, which financial statements were incorporated into the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the SEC. The Audit Committee also recommended the selection of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2001.

                                          Sally A. Abbott
                                          Gregory W. Blaine
                                          Thomas J. Burns

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee has been established by the Board of Directors in order to assist in the development and oversight of human resources policies, compensation policies, incentive plans, stock benefit programs and other employee compensation and benefits issues. The Compensation Committee also established policies regarding compensation of the Company's executive officers and, pursuant to such policies, makes recommendations to the full Board of Directors for compensation of and benefits to the Company's executive officers.

     The Compensation Committee members recognize that the Company must attract, retain and motivate the best people to achieve performance goals that reward management for outstanding performance while serving the financial interests of the Company and its stockholders.

     To do so, the Company must compensate its executives fairly and competitively in the markets in which it competes. The competitive market for the Company's executives is primarily banks and thrifts of a similar asset size located throughout the midwestern United States.

     The Company's compensation philosophy is to provide its executives, including the Chairman and Chief Executive Officer ("CEO"), with conservatively competitive base salaries along with performance-based annual and long-term incentives which provide an appropriate balance and focus between near-term and long-term objectives of the Company. The compensation model for executives of the Company targets total compensation to be competitive (at least the 50th percentile) when measured against a range of selected comparable companies, including financial institutions in the Company's size range. Executive compensation is comprised of base salary (targeted to the lowest 25th percentile), short and long-term incentives, and deferred compensation.

     In considering the compensation levels for officers of the Company and the Bank, the Committee reviewed total compensation levels of executives in comparable positions at selected similar institutions and recommended to the Board of Directors base and total compensation amounts for each executive based on such review, among other factors, using a regression formula based on the Company's $1.7 billion asset size. The Compensation Committee also retained an independent compensation consultant in order to assist the committee by preparing a compensation analysis and by compiling compensation data from various sources, including the latest ECS Financial Institutions Benchmark Compensation Survey, the most recent BAI Bank Cash Compensation Survey, and the most recent publicly disclosed compensation data from proxy statements for selected peer group organizations.

     Chairman Prisby's compensation base, targeted to the lowest 25th percentile, was deemed appropriate and equitable based on:

     - the Bank's implementation of its long-term strategic plan to transform its business model from a traditional thrift to a full-service community bank and financial center model;

     - the Bank's maintenance of capital at adequate levels in excess of regulatory requirements, sound lending policies, prudent pricing practices, efficient operating policies and effective investment management;

     - the Bank's implementation of bank-owned life insurance and other tax expense reduction efforts; and

     - management's efforts to enhance stockholder value in a conservative, cost effective, and revenue generating manner.

     While each of the factors described above was considered by the Compensation Committee, such factors were not assigned a specific weight.

     The Compensation Committee is responsible for the approval and administration of the base salary and annual bonus compensation programs, as well as awards under the Company's Option Plan and Recognition Plan. In determining executive compensation levels, the Compensation Committee seeks to establish salary and bonus levels which will attract and retain qualified executives when considered with other components of the Company's compensation structure. The Committee also considers specific annual performance criteria, and looks to create compensation plans that reward executive officers for continuous improvement in those areas which contribute to increases in stockholder value.

     The level of any salary increase will be based upon an executive's job performance over the year in conjunction with the Company's goals of profitability, growth, and customer satisfaction. Economic conditions and peer group compensation surveys will provide additional information to support the compensation planning process.

     Under the Option Plan, the Compensation Committee determines which officers, key employees and non-employee directors will be granted options, whether such options will be granted options as incentive or compensatory options (in case of options to employees), the number of shares subject to each option, the exercise price of each option and whether such options may be exercised by delivering other shares of Common Stock. During fiscal 2000, 98 individuals were granted an aggregate of 244,650 options, 227,200 options were cancelled, leaving a total of 433,325 shares remaining available for issuance under the Option Plan as of year end. Awards to the Company's executive officers are reviewed by the Company's compensation consultants and other professionals, including the Company's accountants and attorneys, as to propriety and reasonableness as compared to historical levels of grants within the financial services industry.

     Base pay levels for Messrs. Thomas Prisby and James Prisby were not adjusted in fiscal 2000. Base pay levels for Messrs. Stephens, Stur and Ms. Dobrinich were adjusted by 2.7%, 13.4% and 10.0%, respectively effective April 2000. Messrs. Thomas Prisby, James Prisby, Stephens and Stur were granted options of 35,000, 30,000, 10,000 and 5,000 shares, respectively, in fiscal 2000.

     In September 2000, the Bank purchased split dollar whole life insurance policies for the benefit of Messrs. Thomas Prisby and James Prisby. The policies were issued in their name, but the Bank has agreed to pay all premiums as required until they terminate their employment or retire from the Bank. However, as a part of such agreement, the executives have assigned to the Bank their interest in the policies to the extent of the cash surrender value and death benefit thereof equal to the premiums paid. Upon their death, any proceeds remaining, after reimbursing the Bank for the total amount of premiums paid, will be paid to their beneficiaries under the policies.

     Officers, key employees and directors of the Company who are selected by the Compensation Committee are eligible to receive benefits under the Recognition Plan. During fiscal 2000, there were no awards made under the Recognition Plan.

                                          Sally A. Abbott
                                          Gregory W. Blaine
                                          Gene Diamond

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Determinations regarding compensation of the Company's and Bank's employees are made by the Compensation Committee of the Board of Directors. Ms. Abbott, who was formerly a Vice President of the Bank until her retirement in 1994, and Messrs. Diamond and Blaine, are the current members of the Compensation Committee, and also serve as directors of the Bank.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth a summary of certain information concerning the compensation paid by the Bank for services rendered in all capacities during the years ended December 31, 2000, 1999 and 1998 to the Chairman and Chief Executive Officer and the four other highest paid executive officers of the Company, and its subsidiaries, whose total annual compensation during fiscal 2000 exceeded $100,000. Said officers do not receive separate compensation from the Company.

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                                   ANNUAL COMPENSATION                      LONG TERM COMPENSATION
                                       ------------------------------------------- -----------------------------------------
                                                                                              AWARDS               PAYOUTS
                                                                       OTHER       ----------------------------- -----------
                                                                       ANNUAL                       SECURITIES
          NAME AND                                      BONUS       COMPENSATION     RESTRICTED     UNDERLYING      LTIP
     PRINCIPAL POSITION         YEAR      SALARY        (1)(2)         (3)(4)         STOCK(5)       OPTIONS       PAYOUTS
     -----------------------------------------------------------------------------------------------------------------
  Thomas F. Prisby              2000     $322,809      $63,737        $ 44,048               --        35,000         --
  Chairman and Chief            1999     $348,964      $57,840        $204,907       $1,400,000       210,000         --
  Executive Officer             1998     $356,383      $89,060        $139,272               --            --         --
     -----------------------------------------------------------------------------------------------------------------
  James W. Prisby               2000     $277,524      $56,133        $ 27,331               --        30,000         --
  President and Chief           1999     $308,732      $50,804        $180,660       $1,100,000       165,000         --
  Operating Officer             1998     $314,830      $78,627        $119,607               --            --         --
     -----------------------------------------------------------------------------------------------------------------
  John T. Stephens              2000     $209,333      $37,965        $ 12,743               --        10,000         --
  Executive Vice President      1999     $224,222      $33,716        $ 78,966       $  800,000       120,000         --
  and Chief Financial Officer   1998     $231,990      $57,733        $ 53,245               --            --         --
     -----------------------------------------------------------------------------------------------------------------
  Jeffrey C. Stur               2000     $100,096      $15,946              --               --         5,000         --
  Senior Vice President --      1999     $ 98,787      $12,932              --       $  175,000        25,000         --
  Commercial Lending            1998     $ 98,191      $46,223              --               --            --         --
     -----------------------------------------------------------------------------------------------------------------
  Janice S. Dobrinich           2000     $ 87,692      $14,089              --               --            --         --
  Senior Vice President  --     1999     $ 84,279      $11,176              --       $  250,000        30,000         --
  Human Resources               1998     $ 72,387      $45,219              --               --            --         --
     -----------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------------------------------------------------------------------

-----------------------------  ----------------
-----------------------------  ----------------

                                  ALL OTHER
          NAME AND               COMPENSATION
     PRINCIPAL POSITION           (6)(7)(8)
                               ----------------
  Thomas F. Prisby                 $50,272
  Chairman and Chief               $58,550
  Executive Officer                $30,001
     ---------------------------------------------------------------------------
  James W. Prisby                  $45,134
  President and Chief              $49,106
  Operating Officer                $30,001
     ------------------------------------------------------------------------------------------------------------
  John T. Stephens                 $36,174
  Executive Vice President         $40,152
  and Chief Financial Officer      $28,893
     -----------------------------------------------------------------------------------------------------------------   -----------
-----
  Jeffrey C. Stur                  $19,388
  Senior Vice President --         $22,608
  Commercial Lending               $25,733
     -----------------------------------------------------------------------------------------------------------------   -----------
-----
  Janice S. Dobrinich              $16,858
  Senior Vice President  --        $12,023
  Human Resources                  $20,995
     -----------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------------------------------------------------------------------   ----------
------
                               ----------------

---------------
(1) For fiscal 2000 includes incentive based bonuses payable in fiscal 2001 based upon 2000 results.

(2) For fiscal 1999, includes incentive-based compensation bonuses which were paid in fiscal 2000 based on 1999 results. This was a new program in fiscal 1999, and the amount of the individual bonuses had not been determined prior to distribution of proxy materials for the 2000 Annual Meeting.

(3) Does not include amounts attributable to miscellaneous benefits received by the named executive officers. In the opinion of management of the Company, the costs to the Bank of providing such benefits to each of the named executive officers during the fiscal year ended December 31, 2000 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for each individual.

(4) Reflects the payment of deferred supplemental retirement benefits in the amount equal to the difference between the benefits that would be payable under the Bank's retirement plans but for the limitation set forth in the Internal Revenue Code of 1986, as amended (the "Code"), with respect to includable compensation and the maximum benefit payable under the Bank's retirement plans. Includable compensation does not include supplemental retirement benefit ("SERP") payments or Recognition Plan benefits.

(5) Represents the grant of 140,000, 110,000, 80,000, 17,500 and 25,000 shares of restricted Common Stock to Messrs. Thomas Prisby, James Prisby, Stephens, and Stur and Ms. Dobrinich, respectively, pursuant to the Recognition Plan which were deemed to have had the indicated value at the date of grant, and which, with respect to the portion of the grants which remains unvested, had a fair market value at December 31, 2000 of $1,197,000, $940,500, $684,000,
    $149,625 and $213,750, respectively. The awards

                                        (Footnotes continued on following page.)

    vest 20% per year from the date of grant. Dividends paid on the restricted Common Stock are held by the Recognition Plan and paid to the recipient when the restricted stock vests.

(6) For fiscal 2000, consists of the Bank's contributions to the Bank's 401(k) profit sharing plan of $5,100, $5,100, $5,100, $3,409 and $2,975 for the accounts of Messrs. Thomas Prisby, James Prisby, Stephens and Stur and Ms. Dobrinich, respectively; $23,651, $23,651, $23,593, $15,929 and $13,883 allocated on behalf of Messrs. Thomas Prisby, James Prisby, Stephens and Stur and Ms. Dobrinich, respectively, pursuant to the Company's Employee Stock Ownership Plan ("ESOP") and $21,380, $16,232, and $7,481 allocated to Messrs. Thomas Prisby, James Prisby and Stephens, respectively, pursuant to an excess benefit plan for amounts not allocated under the ESOP due to limits under the Code (the "ESOP SERP"). Also includes, for fiscal year 2000, the present value of the premiums paid as well as the term insurance paid in each such period for split life insurance purchased by the Bank on behalf of Messrs. Thomas Prisby and James Prisby.

(7) For fiscal 1999, consists of the Bank's contributions to the Bank's 401(k) profit sharing plan of $4,800, $5,099, $4,800, $3,124 and $2,575 for the accounts of Messrs. Thomas Prisby, James Prisby, Stephens and Stur and Ms. Dobrinich, respectively; contributions of $17,356, 17,356, $17,305, $11,104 and $9,448 for the Accounts of Messrs. Thomas Prisby, James Prisby, Stephens and Stur and Ms. Dobrinich, respectively, pursuant to the ESOP; and contributions of $36,395, $26,652 and $18,048 allocated to Messrs. Thomas Prisby, James Prisby, and Stephens, respectively, pursuant to the ESOP SERP.

(8) For fiscal 1998, includes Bank's contribution to its 401(k) plan allocated on behalf of Messrs. Thomas Prisby, James Prisby, Stephens and Stur and Ms. Dobrinich of $9,600, $9,600, $10,000, $7,320 and $6,000, respectively, and allocations of $20,401, $20,401, $18,893, $18,413 and $14,995, respectively, pursuant to the ESOP.

STOCK OPTIONS

     The following table sets forth certain information concerning grants of stock options awarded to the named executive officers during the fiscal year ended December 31, 2000.

                                               OPTION GRANTS IN LAST FISCAL YEAR
                                                       INDIVIDUAL GRANTS                        GRANT DATE
                                                     % OF TOTAL                                   VALUE
                                       OPTIONS     OPTIONS GRANTED   EXERCISE   EXPIRATION      GRANT DATE
                  NAME                GRANTED(1)   TO EMPLOYEES(2)   PRICE(3)      DATE      PRESENT VALUE(4)
-------------------------------------------------------------------------------------------------------------------
     Thomas F. Prisby                   35,000         15.5%          $8.50      5/15/10         $77,000
-------------------------------------------------------------------------------------------------------------------
     James W. Prisby                    30,000          13.3          $8.50      5/15/10         $66,000
-------------------------------------------------------------------------------------------------------------------
     John T. Stephens                   10,000           4.4          $8.50      5/15/10         $22,000
-------------------------------------------------------------------------------------------------------------------
     Jeffrey C. Stur                     5,000           2.2          $8.44      3/20/10         $10,900

---------------

(1) Consists of stock options exercisable at the rate of 20% per year from the date of grant.

(2) Percentage of options granted to all employees during fiscal 2000.

(3) In all cases the exercise price was based on the fair market value of a share of Common Stock on the date of grant.

(4) The fair value of the options granted was estimated using the Black-Scholes Pricing Model. Under such analysis, the risk-free interest rate was assumed to be 5.9%, the expected life of the options to be eight years, the expected volatility to be 26.0% and an expected dividend yield of 3.6%.

     The following table sets forth certain information concerning exercises of stock options by the named executive officers during the fiscal year ended December 31, 2000 and options held at December 31, 2000.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR END OPTION VALUES

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                                                               NUMBER OF UNEXERCISED OPTIONS
                                                                        AT YEAR END
                         SHARES ACQUIRED        VALUE      -------------------------------------
        NAME               ON EXERCISE         REALIZED       EXERCISABLE       UNEXERCISABLE
------------------------------------------------------------------------------------------------
  Thomas F. Prisby        --                     --           42,000               203,000
------------------------------------------------------------------------------------------------
  James W. Prisby         --                     --           33,000               162,000
------------------------------------------------------------------------------------------------
  John T. Stephens        --                     --           24,000               106,000
------------------------------------------------------------------------------------------------
  Jeffrey C. Stur         --                     --            5,000                25,000
------------------------------------------------------------------------------------------------
  Janice S. Dobrinich     --                     --            6,000                24,000
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
---------------------  -------------------------------------
---------------------  -------------------------------------
                           VALUE OF UNEXERCISED OPTIONS
                                  AT YEAR END(1)
                       -------------------------------------
        NAME              EXERCISABLE       UNEXERCISABLE
---------------------  -------------------------------------
  Thomas F. Prisby          $28,875           $192,063
------------------------------------------------------------------------------------------------   ---------------------------------
  James W. Prisby           $22,688           $156,365
------------------------------------------------------------------------------------------------   ---------------------------------
  John T. Stephens          $16,500           $ 87,875
------------------------------------------------------------------------------------------------   ---------------------------------
  Jeffrey C. Stur           $13,438           $ 24,988
------------------------------------------------------------------------------------------------   ---------------------------------
  Janice S. Dobrinich       $ 4,125           $ 16,500
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------   ---------------------------------

---------------
(1) Based on a per share market price of $10.6875 at December 31, 2000.

EMPLOYMENT AGREEMENTS

     In connection with the conversion of the Bank from a federally chartered mutual savings bank to a federally chartered stock savings bank, the Company and the Bank (the "Employers") entered into employment agreements with each of Messrs. Thomas Prisby, James Prisby and Stephens (the "Executives"), which agreements superseded existing employment agreements with such persons. The Employers agreed to employ the Executives for a term of three years, in each case in their current respective positions. The agreements with the Executives are at their current salary levels. The Executives' compensation and expenses are paid by the Employers in the same proportion as the time and services actually expended by the Executives on behalf of each respective Employer. The employment agreements are reviewed annually by the Boards of Directors of the Employers. The term of the Executives' employment agreements are extended daily for a successive additional one-day period unless the Employers provide notice not less than 60 days prior to such date, not to extend the employment term.

     Each of the employment agreements is terminable with or without cause by the Employers. The Executives have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination or termination by the Employers for cause, disability, retirement or death. In the event that (i) the Executive terminates his employment because of failure to comply with any material provision of the employment agreement by the Employers or the Employers change the Executive's title or duties or (ii) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death or by the Executive as a result of certain adverse actions which are taken with respect to the Executive's employment following a change in control of the Company, as defined, the Executive will be entitled to a cash severance amount equal to three times his average annual compensation, as defined, plus an amount to reimburse the Executive for certain tax obligations per Section 280(G) of the Code.

     A change in control is generally defined in the employment agreements to include any change in control of the Company required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 20% or more of the Company's outstanding voting securities and (ii) a change in a majority of the directors of the Company during any three-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

     Although the above-described employment agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect. The Company and/or the Bank may determine to enter into similar employment agreements with other officers of the Company and/or the Bank in the future.

DIRECTORS' COMPENSATION

     Members of the Bank's Board of Directors receive $1,800 per meeting attended of the Board, $350 per Compensation Committee meeting, $250 per Executive Committee meeting, $300 per Audit Committee meeting, $175 per Asset Liability Management Committee meeting and $100 per Trust Committee meeting attended. Mr. Daniel P. Ryan also received $250 per meeting of the Advisory Board. Messrs. Thomas Prisby, James Prisby and Stephens do not receive fees for any committees on which they serve. Board fees are subject to periodic adjustment by the Board of Directors.

RETIREMENT PLAN

     The Bank maintains a non-contributory, tax-qualified defined benefit pension plan (the "Retirement Plan") for eligible employees. All salaried employees at least age 21 who have completed at least one year of service are eligible to participate in the Retirement Plan. The Retirement Plan provides for a benefit for each participant, including executive officers named in the Executive Compensation Table above, equal to 1.5% of the participant's final average compensation (highest average annual compensation during 60 consecutive calendar months) multiplied by the participant's years (and any fraction thereof) of eligible employment. A participant is fully vested in his or her benefit under the Retirement Plan after five years of service. The Retirement Plan is funded by the Bank on an actuarial basis and all assets are held in trust by the Retirement Plan trustee.

     The following table illustrates the annual benefit payable upon normal retirement at age 65 at various levels of compensation and years of service under the Retirement Plan.

                                                           YEARS OF SERVICE(1)(2)
                                              ------------------------------------------------
REMUNERATION                                    15        20        25        30         35
------------                                  -------   -------   -------   -------   --------
$ 80,000....................................  $18,000   $24,000   $30,000   $36,000   $ 42,000
 100,000....................................   22,500    30,000    37,500    45,000     52,500
 120,000....................................   27,000    36,000    45,000    54,000     63,000
 140,000....................................   31,500    42,000    52,500    63,000     73,500
 160,000....................................   36,000    48,000    60,000    72,000     84,000
 180,000....................................   40,500    54,000    67,500    81,000     94,500
 200,000....................................   45,000    60,000    75,000    90,000    105,000
 220,000....................................   49,500    66,000    82,500    99,000    115,500

---------------

(1) The annual retirement benefits shown in the table are single life annuity amounts with no offset for Social Security benefits. There are no other offsets to benefits.

(2) For the fiscal year of the Retirement Plan beginning on July 1, 2000, the average final compensation used to compute benefits under the Retirement Plan did not exceed $170,000 in accordance with the Code (as adjusted for subsequent years pursuant to Code provisions). Benefits in excess of the limitation are provided through cash payments made annually to each officer affected by such limitation. For the fiscal year of the Retirement Plan beginning on July 1, 2000, the maximum annual benefit payable under the Retirement Plan was $140,000 (as adjusted for subsequent years pursuant to Code provisions). The maximum years of service credited for benefit purposes is not limited.

     The following table sets forth the years of credited service and the average annual earnings (as defined above) determined as of June 30, 2000, the end of the 1999 plan year, for each of the individuals named in the Summary Compensation Table.

                                                               YEARS OF       AVERAGE ANNUAL
                                                           CREDITED SERVICE    EARNINGS(1)
                                                           ----------------   --------------
Thomas F. Prisby.........................................         17             $170,000
James W. Prisby..........................................         25             $170,000
John T. Stephens.........................................         16             $170,000
Jeffrey C. Stur..........................................         27             $112,443
Janice S. Dobrinich......................................         23             $ 89,754

---------------

(1) Reflects effect of limitation of the amount of compensation that may be used in calculating benefits under the provisions of the Code.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

     In accordance with applicable federal laws and regulations, the Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

     Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as the Bank, to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal stockholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features.

PERFORMANCE GRAPH

     The following graph demonstrates comparison of the cumulative total returns for the Common Stock, the S&P 500, and the SNL $1B-$5B Thrift Index from the close of trading on July 24, 1998, the date the Common Stock commenced trading, to the close of trading on December 31, 2000.

                               CFS BANCORP, INC.
                            TOTAL RETURN PERFORMANCE

                              [PERFORMANCE GRAPH]

-----------------------------------------------------------------------------------------------------------
                                                                 Period Ending
                                    -----------------------------------------------------------------------
               Index                 07/24/98    12/31/98    06/30/99    12/31/99    06/30/00    12/31/00
-----------------------------------------------------------------------------------------------------------
 CFS Bancorp, Inc.                    100.00       88.77       98.02       84.80       85.06      101.21
-----------------------------------------------------------------------------------------------------------
 S&P 500                              100.00      108.47      121.90      131.29      130.74      119.34
-----------------------------------------------------------------------------------------------------------
 SNL $1B-$5B Thrift Index             100.00       85.25       87.37       76.34       71.13       92.28
-----------------------------------------------------------------------------------------------------------

     The above graph represents $100 invested in the Common Stock at $11.4375 per share, the closing price per share as of July 24, 1998, the date it commenced trading on the Nasdaq Stock Market. The cumulative total returns include the payment of dividends by the Company.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                  BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table includes, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the 1934 Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors and director nominees of the Company, (iii) certain executive officers of the Company, and (iv) all directors, director nominees and executive officers of the Company as a group.

                                                              AMOUNT AND NATURE
                                                                OF BENEFICIAL
NAME OF BENEFICIAL OWNER                                       OWNERSHIP AS OF      PERCENT OF
OR NUMBER OF PERSONS IN GROUP                                 MARCH 9, 2001(1)     COMMON STOCK
-----------------------------                                 -----------------    ------------
CFS Bancorp, Inc. ..........................................      1,415,874(2)         8.62%
Employee Stock Ownership Plan
707 Ridge Road
Munster, Indiana 46321

Thomson Horstmann & Bryant, Inc. ...........................      1,568,800            9.55%
Park 80 West/Plaza One
Saddle Brook, New Jersey 07663

Directors and Director Nominees:

Sally A. Abbott.............................................         46,918(3)(4)         *
Gregory W. Blaine...........................................         28,350(5)            *
Thomas J. Burns.............................................         20,800(6)            *
Gene Diamond................................................         66,979(7)            *
James W. Prisby.............................................        316,920(3)(8)      1.93%
Thomas F. Prisby............................................        324,991(3)(9)      1.98%
Daniel P. Ryan..............................................        281,214(10)        1.71%
Frank D. Lester.............................................            756               *

Other Executive Officers:

John T. Stephens............................................        198,416(3)(11)     1.21%
Jeffrey C. Stur.............................................         50,039(12)           *
Janice S. Dobrinich.........................................         52,521(13)           *

All directors, director nominees, and executive officers of
  the Company as a group (11 persons).......................      1,387,904(2)         8.45%

---------------
  *  Represents less than 1% of the outstanding stock.

 (1) Based upon filings made pursuant to the 1934 Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the 1934 Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

 (2) The ESOP was established by an agreement between the Company and Messrs. James Prisby and Stephens and Ms. Dobrinich who act as trustees of the plan ("Trustees"). Under the terms of the ESOP, the allocated shares held in the ESOP will be voted in accordance with the instructions of the participating employees. Unallocated shares held in the ESOP will generally be voted in the same ratio on any matter as those allocated shares for which instructions are given, subject in each case to the

                                        (Footnotes continued on following page.)

     fiduciary duties of the ESOP trustees and applicable law. Any allocated shares which either abstain on the proposal or are not voted will be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries. As of the Voting Record Date, 348,850 shares held by the ESOP had been allocated to the accounts of participating employees. The amount of Common Stock beneficially owned by directors who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the unallocated shares held by the ESOP.

 (3) Includes with respect to Ms. Abbott and Messrs. James Prisby, Thomas Prisby and Stephens 9,078, 16,137, 19,510, and 14,384 shares, respectively, held by a trust established by the Company to fund its obligations with respect to deferred supplemental retirement benefits. Ms. Abbott and Messrs. Stephens, James Prisby and Thomas Prisby each disclaim beneficial ownership of such shares except to the extent of their personal pecuniary interests therein.

 (4) Includes 4,800 shares subject to stock options exercisable within 60 days of March 9, 2001 and 12,800 shares held in the Recognition Plan allocated to Ms. Abbott.

 (5) Includes 4,800 shares subject to stock options exercisable within 60 days of March 9, 2001, 10,800 shares held in the Recognition Plan allocated to Mr. Blaine, and 50 shares held by Mr. Blaine's children living at his home.

 (6) Includes 4,800 shares subject to stock options exercisable within 60 days of March 9, 2001 and 12,800 shares held in the Recognition Plan allocated to Mr. Burns.

 (7) Includes 4,800 shares subject to stock options exercisable within 60 days of March 9, 2001, 12,800 shares held in the Recognition Plan allocated to Mr. Diamond and 1,170 shares held in an individual retirement plan.

 (8) Includes 66,000 shares subject to stock options exercisable within 60 days of March 9, 2001, 88,000 shares held in the Recognition Plan allocated to Mr. James Prisby, 6,104 shares allocated to him pursuant to the ESOP, 28,406 shares held in the Bank's 401(k) profit sharing plan, 66,773 shares held in the James W. Prisby Trust for which Mr. James Prisby is the trustee and sole beneficiary, 23,000 shares held by Mr. Prisby as custodian for Phillip Prisby, his son, and 22,500 shares held in a trust for the spouse of Mr. James Prisby.

 (9) Includes 84,000 shares subject to stock options exercisable within 60 days of March 9, 2001, 112,000 shares held in the Recognition Plan allocated to Mr. Thomas Prisby, 6,104 shares allocated to him pursuant to the ESOP, 15,648 shares held in the Bank's 401(k) profit sharing plan, 25,150 shares held in a trust of which Mr. Thomas Prisby is the trustee and sole beneficiary, 7,310 shares in an individual retirement account and 27,269 shares in a trust for the spouse of Mr. Thomas Prisby.

(10) Includes 10,800 shares which Mr. Ryan has the right to acquire pursuant to options granted under the stock option plans assumed in the acquisition of SuburbFed Financial Corp., 24,005 shares received from the Company's ESOP, 42,308 shares rolled over from the Bank's 401(k) profit sharing plan into Mr. Ryan's individual retirement account, and 10,400 shares subject to stock options under the Option Plan exercisable within 60 days of March 9, 2001. Mr. Ryan will not be serving as a director subsequent to the Annual Meeting and the election of his successor.

(11) Includes 48,000 shares subject to stock options which are exercisable within 60 days of March 9, 2001, 64,000 shares held in the Recognition Plan allocated to Mr. Stephens, 5,943 shares allocated to him pursuant to the ESOP, 22,165 shares held in the Bank's 401(k) profit sharing plan and 14,980 shares owned by Mr. Stephens' spouse and daughter.

(12) Includes 11,000 shares subject to stock options which are exercisable within 60 days of March 9, 2001, 14,000 shares held in the Recognition Plan allocated to Mr. Stur, 3,022 shares allocated to him pursuant to the ESOP, 13,294 shares held for him in the Bank's 401(k) profit sharing plan 100 shares owned by his son and 5,000 shares owned jointly with Mr. Stur's spouse.

(13) Includes 12,000 shares subject to stock options which are exercisable within 60 days of March 9, 2001, 20,000 shares held in the Recognition Plan allocated to Ms. Dobrinich, 2,505 shares allocated to her pursuant to the ESOP and 13,670 shares held for her in the Bank's 401(k) profit sharing plan.

     PROPOSAL TO AMEND THE 1998 STOCK OPTION PLAN AND THE 1998 RECOGNITION
                     AND RETENTION PLAN AND TRUST AGREEMENT

     The Board of Directors of the Company adopted the Option Plan and the Recognition Plan (together, the "1998 Plans"), both of which were approved by stockholders of the Company at a Special Meeting of stockholders held on February 3, 1999. The Company had completed its Conversion and the related acquisition of SuburbFed Financial Corp. in 1998. Under applicable regulations of the Office of Thrift Supervision (the "OTS"), stock benefit plans, such as the 1998 Plans, established or implemented within one year following the completion of a mutual to stock conversion are required to contain certain restrictions and limitations. Specifically, the OTS regulations provide, among other provisions, that awards granted pursuant to such plans begin vesting no earlier than one year from the date the awards are granted, shall not vest at a rate in excess of 20% per year and shall not provide for accelerated vesting except in the case of disability or death. Under the 1998 Plans, in the event of a change in control of the Company or retirement of the recipient (as defined), vesting of awards would accelerate if, as of such date, such treatment is either authorized or is not prohibited by applicable law and regulations.

     The OTS has authorized the removal of these limitations regarding accelerated vesting and vesting rates more than one year after a mutual to stock conversion, provided that stockholder approval of such amendments to the 1998 Plans is obtained. The Board of Directors of the Company has adopted amendments to the 1998 Plans, subject to approval by the stockholders, removing the restrictions described above and providing that (a) new awards shall vest at the rate determined by the Board or the committee of the Board administering the 1998 Plans (the "Committee") and (b) both existing and new awards shall accelerate and vest upon a change in control of the Company or upon retirement, as defined in the 1998 Plans. The 1998 Plans were also amended for conforming changes including reducing the retirement age for non-employee directors under the 1998 Plans to 60. These amendments are consistent with the Company's intentions when it originally adopted the 1998 Plans and such intentions were fully disclosed in the proxy materials for the Special Meeting.

     A copy of the amended Option Plan is attached hereto as Appendix B. A copy of the amended and restated Recognition Plan is attached hereto as Appendix C.

     OTS policy requires that these amendments be presented to stockholders more than one year after a mutual to stock conversion. The amendments do not increase the number of shares reserved for issuance under the 1998 Plans or change the vesting schedule or terms of existing awards under the 1998 Plans, other than to accelerate the vesting upon a change in control or retirement.

     In the event that these amendments to the 1998 Plans are not approved by stockholders, the vesting of existing awards will not accelerate in the event of a change in control or retirement (unless authorized at such time or not prohibited by applicable laws or regulations) and the retirement age of non-employee directors for purposes of the 1998 Plans will not be reduced, but the other provisions of the 1998 Plans will remain in effect as originally adopted.

     The Company is not in discussions with respect to any transaction that would result in a change in control of the Company, and there are no proposals, arrangements or understandings known to the Company that would result in a change in control.

     The amendments to the 1998 Plans will be deemed to be modifications of existing options and stock grants made under such plans under the terms of Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation" (the "Interpretation") issued by the Financial Accounting Standards Board. As a result, upon receipt of stockholder approval, a new measurement date for determining compensation expense of the existing options and stock grants will be established. The difference between the fair value of the Common Stock on April 24, 2001 (the assumed date of approval) and the fair value of the Common Stock on the original grant dates of the existing options and stock grants will be treated as compensation expense. The Company has completed its analysis of the effect of the Interpretation on the Company's results of operation and, based on current circumstances, does not expect it to be material.

     The 1998 Plans were adopted by the Company to attract and retain qualified personnel in key positions, provide officers and employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and reward key employees for outstanding performance. The 1998 Plans are also designed to retain qualified directors for the Company. The Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Code ("incentive stock options"), non-incentive or compensatory stock options and stock appreciation rights.

     Awards are available for grant to non-employee directors and key employees of the Company and any subsidiaries, except that non-employee directors are eligible to receive only awards of non-qualified stock options. Officers, key employees and non-employee directors of the Company and its subsidiaries who are selected by the Committee are eligible to receive restricted stock awards under the Recognition Plan. The 1998 Plans are administered and interpreted by the Committee, which is comprised solely of two or more non-employee directors. The members of the Committee currently consist of the members of the Compensation Committee.

     Under the Option Plan, the Committee determines which officers, key employees and non-employee directors will be granted options and stock appreciation rights, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option, whether such options may be exercised by delivering other shares of Common Stock and when such options become exercisable. The per share exercise price of a stock option shall be at least equal to the fair market value of a share of Common Stock when the option is granted. Under the Recognition Plan, the Committee determines which officers, key employees and non-employee directors will be granted plan share awards, the number of shares subject to each award and the vesting schedule of such awards.

     As of March 9, 2001, options to purchase 1,356,850 shares of Common Stock have been granted and are outstanding under the Option Plan, and 428,525 shares remain available for future grants under the Option Plan. Included in the grants under the Option Plan were options covering 245,000 shares to Mr. Thomas Prisby, 195,000 shares to Mr. James Prisby, 130,000 shares to Mr. Stephens, 30,000 shares each to Mr. Stur and Ms. Dobrinich, 26,000 shares to Mr. Ryan, and 12,000 shares to the remaining non-employee directors (five persons).

     As of March 9, 2001, restricted stock awards for 707,000 shares have been granted, 8,800 shares have been cancelled, and 15,950 shares remain available for restricted stock awards under the Recognition Plan. Included in the restricted stock awards under the Recognition Plan were awards for 140,000 shares to Mr. Thomas Prisby, 110,000 shares to Mr. James Prisby, 80,000 shares to Mr. Stephens, 17,500 shares to Mr. Stur, 25,000 shares to Ms. Dobrinich, 16,000 shares each to Messrs. Burns and Diamond and Ms. Abbott, and 13,500 shares to Mr. Blaine. Previously granted awards under the 1998 Plans will vest at the rate of 20% per year over five years. The proposed amendments to the 1998 Plans will not affect the number of shares previously granted nor change the vesting schedule of outstanding awards under the 1998 Plans, but will provide that outstanding awards and newly granted awards will accelerate in certain circumstances as described above.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ADOPTION OF THE AMENDMENTS TO THE OPTION PLAN AND THE 1998 RECOGNITION PLAN TO REDUCE THE RETIREMENT AGE OF NON-EMPLOYEE DIRECTORS TO 60, AND TO PROVIDE THAT ANY FUTURE AWARDS GRANTED MAY VEST AT THE RATE DETERMINED BY THE BOARD OF DIRECTORS OR THE COMMITTEE AND THAT BOTH EXISTING AND FUTURE AWARDS GRANTED UNDER THE 1998 PLANS WILL ACCELERATE UNDER CERTAIN CIRCUMSTANCES.

                    RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors of the Company has appointed Ernst & Young LLP, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending December 31, 2001 and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

     The Company has been advised by Ernst & Young LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Ernst & Young LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     The Audit Committee has considered, in determining whether to appoint Ernst & Young LLP as the Company's auditors, whether the provision of services, other than auditing services, by Ernst & Young LLP is compatible with maintaining the auditor's independence. In addition to performing auditing services, the Company's auditor performed other tax and audit-related services for the Company in fiscal 2000. These other services included completing corporate tax returns, and reviewing and advising the Company regarding its internal control and auditing programs for the Company. The Audit Committee believes that Ernst & Young LLP's performance of these other services is compatible with maintaining the auditor's independence.

AUDIT FEES

     Aggregate amount of the fees billed by Ernst & Young LLP for its audit of the Company's annual financial statements for fiscal 2000 and for its review of the Company's unaudited interim financial statements included in reports filed by the Company under the Exchange Act during such year was $117,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION

     The Company did not engage or pay any fees to Ernst & Young LLP with respect to the provision of financial information systems design and implementation services during fiscal 2000.

AUDIT-RELATED AND OTHER FEES

     Ernst & Young LLP billed an additional $67,225 for its audit-related services, which consisted primarily of reviewing and advising the Company regarding its internal control and internal audit programs. The aggregate of fees billed by Ernst & Young LLP for all other services rendered during fiscal 2000 was $89,568, all of which were paid in fiscal 2000. These services consisted primarily of preparing state and local income tax returns and other tax-related services.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

               STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

     Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in April 2002, must be received at the principal executive offices of the Company, 707 Ridge Road, Munster, Indiana 46321, Attention: Monica F. Sullivan, Corporate Secretary, no later than November 23, 2001. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

     Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Section 2.14 of the Company's Bylaws. Any such proposal must also be received no later than November 23, 2001.

                                 ANNUAL REPORTS

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2000 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

     UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR FISCAL 2000 REQUIRED TO BE FILED UNDER THE 1934 ACT. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO THE COMPANY, 707 RIDGE ROAD, MUNSTER, INDIANA 46321,
ATTENTION: MONICA SULLIVAN, CORPORATE SECRETARY. THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                                 OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Common Stock. The Company has retained Georgeson Shareholder Communications, Inc. to assist with the solicitation of proxies for a fee not to exceed $5,000, plus reimbursement for out-of-pocket expenses. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                          By Order of the Board of Directors

                                          /s/ MONICA F. SULLIVAN

                                          Monica F. Sullivan
                                          Corporate Secretary

March 23, 2001

                                                                      APPENDIX A

                         CFS BANCORP, INC. ("COMPANY")
                            AUDIT COMMITTEE CHARTER

ORGANIZATION

     The Audit Committee ("Committee") of the Board of Directors ("Board") shall be comprised of at least 3 directors who are independent of management and the Company. Members of the Committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company as defined in the "Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees." All Committee members will be financially literate, and at least one member will have accounting or related financial management expertise.

STATEMENT OF POLICY

     The Committee shall provide assistance to the Board in fulfilling its responsibility to the shareholders and investment community relating to corporate accounting and reporting practices of the Company and the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the Committee to maintain free and open communication among the directors, independent auditors, internal auditors, and financial management of the Company.

RESPONSIBILITIES

     In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and of the highest quality.

     In carrying out these responsibilities, the Committee will:

     - obtain approval of the full Board of this Charter and review and reassess this Charter as conditions dictate (at least annually); the Charter should also be included in the annual report or proxy at least triennially.

     - review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries.

     - review and concur with management's appointment, termination, or replacement of the Director of Internal Audit or such parties as may perform such duties.

     - meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year, the procedures to be utilized, and the adequacy of the independent auditor's compensation, including any comments or recommendations of the independent auditors.

     - meet with the independent auditors regarding quarterly reviews under SAS 71 before the 10-Q is filed. The independent auditors are required to discuss matters included in SAS 61 prior to filing the 10-Q, covering significant adjustments, management judgments and accounting estimates, significant new accounting policies, and disagreements with management.

     - review with the independent auditors, the Company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Committee periodically should review Company policy statements to determine their adherence to the code of conduct.

     - review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related Company compliance policies.

     - review the internal audit function of the Company including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

     - inquire of management, the internal auditor, and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

     - receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

     - review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the Committee by the auditors. Also review with management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.

     - provide sufficient opportunity for the internal and independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

     - report the results of the annual audit to the Board. The independent auditors are to attend the full Board meeting to assist in reporting the results of the annual audit or to answer other directors' questions.

     - on an annual basis, obtain from the independent auditors a written communication delineating all of their relationships and professional services as required by Independence Standards Board Standard 98-1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the Board take, appropriate action to ensure the continuing independence of the auditors.

     - review the report of the Committee in the annual report to shareholders and the Annual Report on Form 10-K disclosing whether or not the Committee had reviewed and discussed with management and the independent auditors, as well as discussed within the Committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements. In addition, disclose the Committee's conclusion on the fairness of presentation of the financial statements in conformity with GAAP based on those discussions.

     - submit the minutes of all meetings of the Committee to, or review the matters discussed at each Committee meeting with, the Board.

     - review the Company's disclosure in the proxy statement for its annual meeting of shareholders that describes that the Committee has satisfied its responsibilities under this Charter for the prior year.

                                          Adopted 1/24/00
                                          Amended 5/15/00

                                                                      APPENDIX B

                               CFS BANCORP, INC.

                              AMENDED AND RESTATED
                             1998 STOCK OPTION PLAN

                                   ARTICLE I

                           ESTABLISHMENT OF THE PLAN

     CFS Bancorp, Inc. (the "Corporation") hereby establishes this Amended and Restated 1998 Stock Option Plan (the "Plan") upon the terms and conditions hereinafter stated.

                                   ARTICLE II

                              PURPOSE OF THE PLAN

     The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding Employees and Non-Employee Directors for outstanding performance. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind. Each recipient of an Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt and/or exercise of an Award hereunder.

                                  ARTICLE III

                                  DEFINITIONS

     3.01 "Award" means an Option or Stock Appreciation Right granted pursuant to the terms of this Plan.

     3.02 "Bank" means Citizens Financial Services, FSB, the wholly owned subsidiary of the Corporation.

     3.03  "Board" means the Board of Directors of the Corporation.

     3.04 "Change in Control of the Corporation" shall mean the occurrence of any of the following: (i) the acquisition of control of the Corporation as defined in 12 C.F.R. '574.4, unless a presumption of control is successfully rebutted or unless the transaction is exempted by 12 C.F.R. '574.3(c)(vii), or any successor to such sections; (ii) an event that would be required to be reported in response to Item 1(a) of Form 8-K or Item 6(e) of Schedule 14A of Regulation 14A pursuant to the Exchange Act, or any successor thereto, whether or not any class of securities of the Corporation is registered under the Exchange Act; (iii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities except for any securities purchased by the Corporation or the Bank; or (iv) during any period of thirty-six consecutive months during the term of an Award, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

     3.05  "Code" means the Internal Revenue Code of 1986, as amended.

     3.06 "Committee" means a committee of two or more directors appointed by the Board pursuant to Article IV hereof each of whom shall be a Non-Employee Director as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto and within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

     3.07 "Common Stock" means shares of common stock, par value $.01 per share, of the Corporation.

     3.08 "Disability" means any physical or mental impairment which qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company, or, if no such plan applies, which would qualify such individual for disability benefits under the long-term disability plan maintained by the Corporation, if such individual were covered by that plan.

     3.09 "Effective Date" means the day upon which the Board approves this Plan.

     3.10 "Employee" means any person who is employed by the Corporation, the Bank or any Subsidiary Company, or is an Officer of the Corporation, the Bank or any Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation, the Bank or any Subsidiary Company.

     3.11  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     3.12 "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Award is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Committee.

     3.13 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

     3.14 "Non-Employee Director" means a member of the Board of the Corporation or Board of Directors of the Bank or any successor thereto, including an Advisory Director or a Director Emeritus of the Boards of the Corporation and/or the Bank, who is not an Officer or Employee of the Corporation, the Bank or any Subsidiary Company.

     3.15 "Non-Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

     3.16 "Offering" means the offering of the Common Stock to the public in connection with the conversion of the Bank to the stock form of organization and the issuance of the capital stock of the Bank to the Corporation.

     3.17 "Officer" means an Employee whose position in the Corporation or a Subsidiary Company is that of a corporate officer, as determined by the Board.

     3.18  "Option" means a right granted under this Plan to purchase Common
Stock.

     3.19 "Optionee" means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

     3.20 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Corporation, or, if no such plan is applicable, which would constitute "retirement" under the Corporation's pension benefit plan, if such individual were a participant in that plan. With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or the Bank or any successor thereto (including service as an Director Emeritus) after attaining the age of 60.

     3.21 "Stock Appreciation Right" means a right to surrender an Option in consideration for a payment by the Corporation in cash and/or Common Stock, as provided in the discretion of the Board or the Committee in accordance with
Section 8.10.

     3.22 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporations" set forth in Section 424(f) of the Code, at the time of granting of the Option in question.

                                   ARTICLE IV

                           ADMINISTRATION OF THE PLAN

     4.01 Duties of the Committee. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of an Optionee's tax withholding obligation pursuant to Section 12.02 hereof, (ii) include arrangements to facilitate the Optionee's ability to borrow funds for payment of the exercise or purchase price of an Award, if applicable, from securities brokers and dealers, (iii) establish the method and arrangements by which an optionee may defer the recognition of income upon the exercise of a Non-Qualified Option or Stock Appreciation Right pursuant to Article XIII hereof, and (iv) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously-owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Award shall be final and binding in the absence of action by the Board.

     4.02 Appointment and Operation of the Committee. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto. In addition, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and regulations thereunder at such times as is required under such regulations. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

     4.03 Revocation for Misconduct. The Board or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, or any Stock Appreciation Right, to the extent not yet exercised, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Certificate of Incorporation and Bylaws or the Bank's Charter and Bylaws shall terminate as of the effective date of such removal.

     4.04 Limitation on Liability. Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted pursuant thereto or any Awards granted thereunder. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     4.05 Compliance with Law and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option or Stock Appreciation Right may be exercised if such exercise would be contrary to applicable laws and regulations.

     4.06 Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

                                   ARTICLE V

                                  ELIGIBILITY

     Awards may be granted to such Employees and Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee. Awards may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall be eligible to receive only Awards of Non-Qualified Options pursuant to this Plan.

                                   ARTICLE VI

                        COMMON STOCK COVERED BY THE PLAN

     6.01 Option Shares. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in
Article IX, shall be 1,785,375, which is equal to 10% of the shares of Common Stock issued in the Offering. None of such shares shall be the subject of more than one Award at any time (provided that Stock Appreciation Rights and the related Options shall be deemed to be a single Award), but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares. Notwithstanding the foregoing, if an Option is surrendered in connection with the exercise of a Stock Appreciation Right, the number of shares covered thereby shall not be available for grant under the Plan. During the time this Plan remains in effect, grants to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock available under the Plan, respectively, and Awards made to Non-Employee Directors in the aggregate may not exceed 30% of the number of shares available under this Plan, in each case subject to adjustment as provided in Article IX.

     6.02 Source of Shares. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

                                  ARTICLE VII

                                DETERMINATION OF
                         AWARDS, NUMBER OF SHARES, ETC.

     The Board or the Committee shall, in its discretion, determine from time to time which Employees and Non-Employee Directors will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option (in the case of Employees), the vesting schedule of an Option and the exercise price of an Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors deemed relevant to accomplishing the purposes of the Plan.

                                  ARTICLE VIII

                     OPTIONS AND STOCK APPRECIATION RIGHTS

     Each Option granted hereunder shall be on the following terms and conditions:

     8.01 Stock Option Agreement. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.

     8.02  Option Exercise Price.

          (a) Incentive Stock Options. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b), subject to any applicable adjustment pursuant to Article IX hereof.

          (b) Non-Qualified Options. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be established by the Committee at the time of grant, but in no event shall be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted, subject to any applicable adjustment pursuant to Article IX hereof.

     8.03  Vesting and Exercise of Options.

          (a) General Rules. Incentive Stock Options and Non-Qualified Options granted to Optionees shall become vested and exercisable at the rate, to the extent and subject to such limitations as may be specified by the Board or the Committee. Notwithstanding the foregoing, except as provided in
     Section 8.03(b) hereof, no vesting shall occur on or after an Optionee's employment or service as a Non-Employee Director with the Corporation and all Subsidiary Companies is terminated for any reason other than his death, Disability or Retirement. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

          (b) Accelerated Vesting. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director because of his death, Disability or Retirement. In addition, all Options granted pursuant to this Plan shall become immediately vested and exercisable in full in the event of a Change in Control of the Corporation.

     8.04  Duration of Options.

          (a) General Rule. Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to an Employee shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) six (6) months after the date on which the Employee ceases to be employed by the Corporation and all Subsidiary Companies, unless the Board or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise upon termination of employment to a period not exceeding five
     (5) years.

     Except as provided in Section 8.04(b), each Option or portion thereof granted to a Non-Employee Director shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) three (3) years after the date on which the Non-Employee Director ceases to serve as a director of the Corporation and all Subsidiary Companies, unless the Board or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise upon termination of service to a period not exceeding five (5) years.

          (b) Exceptions. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted: (i) if an Employee terminates his employment with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Employee shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options, and (ii) if a Non-Employee Director terminates his service as a director with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Non-Employee Director shall have the right, during the three
     (3) year period following his termination due to Disability or Retirement, to exercise such Options.

     Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary Company following a Change in Control of the Corporation without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten (10) year term of the Option from the date of grant.

     If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability or Retirement and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one (1) year period following his death, to exercise such Options.

     In no event, however, shall any Option be exercisable more than ten (10) years from the date it was granted.

     8.05 Nonassignability. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.05. Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

     8.06 Manner of Exercise. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

     8.07 Payment for Shares. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, (iii) at the discretion of the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, (iv) at the discretion of the Committee, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or (v) any combination of the foregoing. With respect to subclause (iii) hereof, the shares of Common Stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by the Corporation pursuant to a plan thereof, in each case more than six months prior to the exercise date of the Option.

     8.08 Voting and Dividend Rights. No Optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

     8.09 Additional Terms Applicable to Incentive Stock Options. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this
Section 8.09.

          (a) Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under this Plan, and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

          (b) Limitation on Ten Percent Stockholders. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section 8.03 or the expiration of five
     (5) years from the date such Incentive Stock Option is granted.

          (c) Notice of Disposition; Withholding; Escrow. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one
     (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee or the Board may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(c).

     8.10  Stock Appreciation Rights.

          (a) General Terms and Conditions. The Board or the Committee may, but shall not be obligated to, authorize the Corporation, on such terms and conditions as it deems appropriate in each case, to grant rights to Optionees to surrender an exercisable Option, or any portion thereof, in consideration for the payment by the Corporation of an amount equal to the excess of the Fair Market Value of the shares of

     Common Stock subject to the Option, or portion thereof, surrendered over the exercise price of the Option with respect to such shares (any such authorized surrender and payment being hereinafter referred to as a "Stock Appreciation Right"). Such payment, at the discretion of the Board or the Committee, may be made in shares of Common Stock valued at the then Fair Market Value thereof, or in cash, or partly in cash and partly in shares of Common Stock.

     The terms and conditions with respect to a Stock Appreciation Right may include (without limitation), subject to other provisions of this Section 8.10 and the Plan: the period during which, date by which or event upon which the Stock Appreciation Right may be exercised; the method for valuing shares of Common Stock for purposes of this Section 8.10; a ceiling on the amount of consideration which the Corporation may pay in connection with exercise and cancellation of the Stock Appreciation Right; and arrangements for income tax withholding. The Board or the Committee shall have complete discretion to determine whether, when and to whom Stock Appreciation Rights may be granted.

          (b) Time Limitations. If a holder of a Stock Appreciation Right terminates service with the Corporation as an Officer or Employee, the Stock Appreciation Right may be exercised only within the period, if any, within which the Option to which it relates may be exercised.

          (c)  Effects of Exercise of Stock Appreciation Rights or
     Options. Upon the exercise of a Stock Appreciation Right, the number of shares of Common Stock available under the Option to which it relates shall decrease by a number equal to the number of shares for which the Stock Appreciation Right was exercised. Upon the exercise of an Option, any related Stock Appreciation Right shall terminate as to any number of shares of Common Stock subject to the Stock Appreciation Right that exceeds the total number of shares for which the Option remains unexercised.

          (d) Time of Grant. A Stock Appreciation Right granted in connection with an Incentive Stock Option must be granted concurrently with the Option to which it relates, while a Stock Appreciation Right granted in connection with a Non-Qualified Option may be granted concurrently with the Option to which it relates or at any time thereafter prior to the exercise or expiration of such Option.

          (e) Non-Transferable. The holder of a Stock Appreciation Right may not transfer or assign the Stock Appreciation Right otherwise than by will or in accordance with the laws of descent and distribution, and during a holder's lifetime a Stock Appreciation Right may be exercisable only by the holder.

                                   ARTICLE IX

                        ADJUSTMENTS FOR CAPITAL CHANGES

     The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any outstanding Award relates, the maximum number of shares that can be covered by Awards to each Employee and each Non-Employee Director and the exercise price per share of Common Stock under any outstanding Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each recipient of an Award shall be entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such optionees would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options. Notwithstanding any provision to the contrary herein and to the extent permitted by applicable laws and regulations and interpretations thereof, the exercise price of shares subject to outstanding Awards may be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders, providing that the adjustment to the per share exercise price shall satisfy the criteria set forth in Emerging Issues Task Force 90-9 (or any successor thereto) so that the adjustments do not result in compensation expense, and provided further that if such adjustment with respect to Incentive Stock Options would be treated as a modification of the outstanding Incentive Stock Options with the effect that, for purposes of Sections 422 and 425(h) of the Code, and the rules and regulations promulgated thereunder, new Incentive Stock Options would be deemed to be granted hereunder, then no adjustment to the per share exercise price of outstanding Incentive Stock Options shall be made.

                                   ARTICLE X

                     AMENDMENT AND TERMINATION OF THE PLAN

     The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under this Plan except as specifically authorized herein.

                                   ARTICLE XI

                         EMPLOYMENT AND SERVICE RIGHTS

     Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

                                  ARTICLE XII

                                  WITHHOLDING

     12.01 Tax Withholding. The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.09(c).

     12.02 Methods of Tax Withholding. The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee's tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Award and/or by the Optionee's delivery of previously owned shares of Common Stock or other property.

                                  ARTICLE XIII

                               DEFERRED PAYMENTS

     13.01 Deferral of Options and Stock Appreciation Rights. Notwithstanding any other provision of this Plan, any Optionee may elect, with the concurrence of the Committee and consistent with any rules and regulations established by the Committee, to defer the recognition of ordinary income resulting from the exercise of any Non-Qualified Option not transferred under the provisions of
Section 8.05 hereof and Stock Appreciation Rights.

     13.02 Timing of Election. The election to defer the recognition of ordinary income resulting from the exercise of any eligible Non-Qualified Option or Stock Appreciation Right must be made at least six (6) months prior to the date such Option or Stock Appreciation Right is exercised or at such other time as the Committee may specify. Deferrals of eligible Non-Qualified Options or Stock Appreciation Rights shall only be allowed for exercises of Options and Stock Appreciation Rights that occur while the Participant is in active service with the Corporation or a Subsidiary Company. Any election to defer the ordinary income resulting from the exercise of an eligible Non-Qualified Option or Stock Appreciation Right shall be irrevocable as long as the Optionee remains an Employee or an Non-Employee Director.

     13.03 Stock Option Deferral. The deferral of the ordinary income resulting from the exercise of Non-Qualified Options may be elected by an Optionee subject to the rules and regulations established by the Committee. The income resulting from such an exercise shall be credited to a deferred stock option account established for the Optionee (which may be part of an existing deferred compensation trust account). The income shall be credited to the deferred stock option account as a number of deferred shares or share units equivalent in value to such income. Deferred share units shall be valued at the Fair Market Value on the date of exercise. Subsequent to exercise, the deferred shares or share units shall be valued at the Fair Market Value of Common Stock. Deferred share units shall accrue dividends at the rate paid upon the Common Stock credited in the form of additional deferred share units. Deferred shares or share units shall be distributed in shares of Common Stock or cash, at the discretion of the Committee, upon the Optionee's termination of employment or service as a director or at such other date, as may be approved by the Committee, over a period of no more than ten (10) years.

     13.04 Stock Appreciation Right Deferral. The deferral of the ordinary income resulting from the exercise of Stock Appreciation Rights may be made by an Optionee subject to the rules and regulations established by the Committee. Upon exercise, the Committee will credit the Optionee's deferred stock option account with a number of deferred shares or share units equivalent in value to the difference between the Fair Market Value of a share of Common Stock on the exercise date and the Exercise Price of the Stock Appreciation Right multiplied by the number of shares exercised. Deferred shares or share units shall be valued at the Fair Market Value on the date of exercise. Subsequent to exercise, the deferred shares or share units shall be valued at the Fair Market Value of Common Stock. Deferred shares or share units shall accrue dividends at the rate paid upon the Common Stock credited in the form of additional deferred shares or share units. Deferred shares or share units shall be distributed in shares of Common Stock or cash, at the discretion of the Committee, upon the Participant's termination of employment or service as a director or at such other date, as may be approved by the Committee, over a period of no more than ten (10) years.

     13.05 Accelerated Distributions. The Committee may, at its sole discretion, allow for the early payment of an Optionee's deferred stock option account in the event of an "unforeseeable emergency" or in the event of the death or Disability of the Optionee. An "unforeseeable emergency" means an unanticipated emergency caused by an event beyond the control of the Optionee that would result in severe financial hardship if the distribution were not permitted. Such distributions shall be limited to the amount necessary to sufficiently address the financial hardship. Any distributions under this provision, shall be consistent with the Code and the regulations promulgated thereunder. Additionally, the Committee may use its discretion to cause stock option deferral accounts to be distributed when continuing the program is no longer in the best interest of the Corporation or one of its Subsidiary Companies.

     13.06 Assignability. No rights to deferred stock option accounts may be assigned or subject to any encumbrance, pledge or charge of any nature except that an Optionee may designate a beneficiary pursuant to any rules established by the Committee.

     13.07 Unfunded Status. No Optionee or other person shall have any interest in any fund or in any specific asset of the Corporation or a Subsidiary Company by reason of any amount credited pursuant to the provisions hereof. Any amounts payable pursuant to the provisions hereof shall be paid from the general assets of the Corporation or a Subsidiary Company and no Optionee or other person shall have any rights to such assets beyond the rights afforded general creditors of the Corporation or a Subsidiary Company. However, the Corporation or a Subsidiary Company shall have the right to establish a reserve, trust or make any investment for the purpose of satisfying the obligations created under this Article XIII of the Plan; provided, however, that no Optionee or other person shall have any interest in such reserve, trust or investment.

                                  ARTICLE XIV

                        EFFECTIVE DATE OF THE PLAN; TERM

     14.01 Effective Date of the Plan. This Plan shall become effective on the Effective Date, and Awards may be granted hereunder no earlier than the date that this Plan is approved by stockholders of the Corporation and prior to the termination of the Plan, provided that this Plan is approved by stockholders of the Corporation pursuant to Article XV hereof.

     14.02 Term of the Plan. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

                                   ARTICLE XV

                              STOCKHOLDER APPROVAL

     The Corporation shall submit this Plan to stockholders for approval at a meeting of stockholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of (i) Section 422 of the Code and regulations thereunder, (ii) Section 162(m) of the Code and regulations thereunder, (iii) the Nasdaq Stock Market for continued quotation of the Common Stock on the Nasdaq Stock Market and (iv) the regulations of the Office of Thrift Supervision.

                                  ARTICLE XVI

                                 MISCELLANEOUS

     16.01 Governing Law. To the extent not governed by federal law, this Plan shall be construed under the laws of the State of Delaware.

     16.02 Pronouns. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

                                                                      APPENDIX C

                               CFS BANCORP, INC.

                              AMENDED AND RESTATED
            1998 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT

                                   ARTICLE I

                      ESTABLISHMENT OF THE PLAN AND TRUST

     1.01 CFS Bancorp, Inc. (the "Corporation") hereby establishes the Amended and Restated 1998 Recognition and Retention Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this Amended and Restated 1998 Recognition and Retention Plan and Trust Agreement (the "Agreement").

     1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

                                   ARTICLE II

                              PURPOSE OF THE PLAN

     The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation and its Subsidiary Companies as compensation for their contributions to the Corporation and its Subsidiary Companies and as an incentive to make such contributions in the future. Each Recipient of a Plan Share Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt of a Plan Share Award hereunder.

                                  ARTICLE III

                                  DEFINITIONS

     The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

     3.01 "Bank" means Citizens Financial Services, FSB, the wholly owned subsidiary of the Corporation.

     3.02 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

     3.03  "Board" means the Board of Directors of the Corporation.

     3.04 "Change in Control of the Corporation" shall mean the occurrence of any of the following: (i) the acquisition of control of the Corporation as defined in 12 C.F.R. '574.4, unless a presumption of control is successfully rebutted or unless the transaction is exempted by 12 C.F.R. '574.3(c)(vii), or any successor to such sections; (ii) an event that would be required to be reported in response to Item 1(a) of Form 8-K or Item 6(e) of Schedule 14A of Regulation 14A pursuant to the Exchange Act or any successor thereto, whether or not any class of securities of the Corporation is registered under the Exchange Act; (iii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities except for any securities purchased by the Corporation or the Bank; or (iv) during any period of thirty-six consecutive months during the term of a Plan Share Award, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

     3.05  "Code" means the Internal Revenue Code of 1986, as amended.

     3.06  "Committee" means the committee appointed by the Board pursuant to
Article IV hereof.

     3.07 "Common Stock" means shares of the common stock, $.01 par value per share, of the Corporation.

     3.08 "Disability" means any physical or mental impairment which qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company or, if no such plan applies, which would qualify such individual for disability benefits under the long-term disability plan maintained by the Corporation, if such individual were covered by that plan.

     3.09 "Effective Date" means the day upon which the Board approves this Plan.

     3.10 "Employee" means any person who is employed by the Corporation, the Bank, or any Subsidiary Company, or is an Officer of the Corporation, the Bank, or any Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation, the Bank or a Subsidiary Company.

     3.11 "Employer Group" means the Corporation and any Subsidiary which, with the consent of the Board, agree to participate in the Plan.

     3.12  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     3.13 "Non-Employee Director" means a member of the Board of the Corporation or the Board of Directors of the Bank or any successor thereto, including an Advisory Director or a Director Emeritus of the Boards of the Corporation and/or the Bank, who is not an Officer or Employee of the Corporation, the Bank or any Subsidiary Company.

     3.14 "Offering" means the offering of Common Stock to the public in connection with the conversion of the Bank to the stock form of organization and the issuance of the capital stock of the Bank to the Corporation.

     3.15 "Officer" means an Employee whose position in the Corporation or a Subsidiary Company is that of a corporate officer, as determined by the Board.

     3.16 "Performance Share Award" means a Plan Share Award granted to a Recipient pursuant to Section 7.05 of the Plan.

     3.17 "Performance Goal" means an objective for the Corporation or any Subsidiary Company or any unit thereof or any Employee of the foregoing that may be established by the Committee for a Performance Share Award to become vested, earned or exercisable. The establishment of Performance Goals are intended to make the applicable Performance Share Awards "performance-based" compensation within the meaning of Section 162(m) of the Code, and the Performance Goals shall be based on one or more of the following criteria:

          (i)    net income, as adjusted for non-recurring items;

          (ii)   cash earnings;

          (iii)   earnings per share;

          (iv)   cash earnings per share;

          (v)    return on average equity;

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

          (vi)   return on average assets;

          (vii)   assets;

          (viii)   stock price;

          (ix)   total stockholder return;

          (x)    capital;

          (xi)   net interest income;

          (xii)   market share;

          (xiii)  cost control or efficiency ratio; and

          (xiv)   asset growth.

     3.18 "Plan Shares" or "Shares" means shares of Common Stock held in the Trust which may be distributed to a Recipient pursuant to the Plan.

     3.19 "Plan Share Award" or "Award" means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII, and includes Performance Share Awards.

     3.20 "Recipient" means an Employee or Non-Employee Director who receives a Plan Share Award or Performance Share Award under the Plan.

     3.21 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Company, or, if no such plan is applicable, which would constitute "retirement" under the Corporation's pension benefit plan, if such individual were a participant in that plan. With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or the Bank or any successor thereto (including service as an Director Emeritus) after attaining the age of 60.

     3.22 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporation" set forth in Section 424(f) of the Code, at the time of the granting of the Plan Share Award in question.

     3.23 "Trustee" means such firm, entity or persons approved by the Board to hold legal title to the Plan and the Plan assets for the purposes set forth herein.

                                   ARTICLE IV

                           ADMINISTRATION OF THE PLAN

     4.01 Duties of the Committee. The Plan shall be administered and interpreted by the Committee, which shall consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act. In addition, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and the regulations thereunder at such times as is required under such regulations. The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding in the absence of action by the Board. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than once per calendar year.

     4.02 Role of the Board. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall be Non-Employee Directors.

     4.03 Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and any Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     4.04 Compliance with Laws and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or stockholders as may be required.

     4.05 Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares issued pursuant to a Plan Share Award noting that such shares may be restricted by applicable laws and regulations.

                                   ARTICLE V

                                 CONTRIBUTIONS

     5.01 Amount and Timing of Contributions. The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiaries to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Employees or Non-Employee Directors shall be permitted.

     5.02  Investment of Trust Assets; Number of Plan Shares.  Subject to
Section 8.02 hereof, the Trustee shall invest all of the Trust's assets primarily in Common Stock. The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 714,150 shares of Common Stock, subject to adjustment as provided in Section 10.01 hereof, which shares shall be purchased (from the Corporation and/or, if permitted by applicable regulations, from stockholders thereof) by the Trust with funds contributed by the Corporation. During the time this Plan remains in effect, Awards to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock available under the Plan, respectively, and Plan Share Awards to Non-Employee Directors in the aggregate shall not exceed 30% of the number of shares available under this Plan, in each case subject to adjustment as provided in Section 10.01 hereof.

                                   ARTICLE VI

                            ELIGIBILITY; ALLOCATIONS

     6.01 Awards. Plan Share Awards and Performance Share Awards may be made to such Employees and Non-Employee Directors as may be selected by the Board or the Committee. In selecting those Employees and Non-Employee Directors to whom Plan Share Awards and/or Performance Share Awards may be granted, the number of Shares covered by such Awards and the vesting schedule of such Awards, the Board or the Committee shall consider the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors as deemed relevant to accomplishing the purposes of the Plan. The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards and/or Performance Share Awards to be granted to him.

     6.02 Form of Allocation. As promptly as practicable after an allocation pursuant to Sections 6.01 that a Plan Share Award or a Performance Share Award is to be issued, the Board or the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient. The date on which the Board or the Committee so notifies the Recipient shall be considered the date of grant of the Plan Share Award or the Performance Share Award. The Board or the Committee shall maintain records as to all grants of Plan Share Awards or Performance Share Awards under the Plan.

     6.03 Allocations Not Required to any Specific Employee or Non-Employee Director. No Employee or Non-Employee Director shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Board or the Committee.

                                  ARTICLE VII

             EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

     7.01  Earning Plan Shares; Forfeitures.

          (a) General Rules. Subject to the terms hereof, Plan Share Awards granted shall be earned by a Recipient at the rate determined by the Board or the Committee pursuant to the provisions of Article VI hereof. If the employment of an Employee or service as a Non-Employee Director is terminated prior to the date such Awards are fully vested for any reason (except as specifically provided in subsections (b), (c) and (d) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned. In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall become available for allocation pursuant to Section 6.01 hereof as if no Award had been previously granted with respect to such Shares. No fractional shares shall be distributed pursuant to this Plan. In determining the number of Shares which are earned as of any vesting date, if applicable, fractional shares shall be rounded up to the nearest whole number if the fraction is
     0.5 or higher, and down if it is less.

          (b) Exception for Terminations Due to Death, Disability or Retirement. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation or any Subsidiary Company or service as a Non-Employee Director terminates due to death, Disability or Retirement shall be deemed earned as of the Recipient's last day of employment with or service to the Corporation or any Subsidiary Company (provided, however, no such accelerated vesting shall occur in the event of Disability if a Recipient remains employed by at least one member of the Employer Group) and shall be distributed as soon as practicable thereafter.

          (c) Exception for a Change in Control of the Corporation. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed to be earned as of the effective date of a Change in Control of the Corporation.

          (d) Revocation for Misconduct. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award or Performance Share Award or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been distributed hereunder to the Recipient, whether or not yet earned, in the case of an Employee who is discharged from the employ of the Corporation or any Subsidiary Company for cause (as hereinafter defined). Termination for cause shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Plan Share Awards granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Certificate of Incorporation and Bylaws or the Bank's Charter and Bylaws shall terminate as of the effective date of such removal.

     7.02 Distribution of Dividends. Any cash dividends (including special large and nonrecurring dividends including any that has the effect of a return of capital to the Corporation's stockholders) or stock dividends declared in respect of each unvested Plan Share Award (including a Performance Share Award) will be held by the Trust for the benefit of the Recipient on whose behalf such Plan Share Award (including a Performance Share Award) is then held by the Trust and such dividends, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Plan Share Awards become earned. Any cash dividends or stock dividends declared in respect of each vested Plan Share held by the Trust will be paid by the Trust, as soon as practicable after the Trust's receipt thereof, to the Recipient on whose behalf such Plan Share is then held by the Trust.

     7.03  Distribution of Plan Shares.

          (a) Timing of Distributions: General Rule. Subject to the provisions of Section 7.05 hereof, Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

          (b) Form of Distributions. All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends shall be made in cash.

          (c) Withholding. The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Corporation or any Subsidiary Company which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

          (d) Restrictions on Selling of Plan Shares. Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Upon distribution, the Board or the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

     7.04 Voting of Plan Shares. After a Plan Share Award (other than a Performance Share Award) has been made, the Recipient shall be entitled to direct the Trustee as to the voting of the Plan Shares which are covered by the Plan Share Award and which have not yet been earned and distributed to him pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust which have not been awarded under a Plan Share Award, shares subject to Performance Share Awards which have not yet vested and shares which have been awarded as to which Recipients have not directed the voting shall be voted by the Trustee in its discretion.

     7.05  Performance Awards

          (a) Designation of Performance Share Awards. The Committee may determine to make any Plan Share Award a Performance Share Award by making such Plan Share Award contingent upon the achievement of a Performance Goal or any combination of Performance Goals. Each Performance Share Award shall be evidenced by a written agreement ("Award Agreement"), which shall set forth the Performance Goals applicable to the Performance Share Award, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Share Award. Each Performance Share Award shall be granted and administered to comply with the requirements of
     Section 162(m) of the Code.

          (b) Timing of Grants. Any Performance Share Award shall be made not later than 90 days after the start of the period for which the Performance Share Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any Performance Goals will be made by the Committee. The Committee may not increase during a year the amount of a Performance Share Award that would otherwise be payable upon achievement of the Performance Goals but may reduce or eliminate the payments as provided for in the Award Agreement.

          (c) Restrictions on Grants. Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

          (d) Rights of Recipients. Notwithstanding anything to the contrary herein, a Participant who receives a Performance Share Award payable in Common Stock shall have no rights as a stockholder until the Common Stock is issued pursuant to the terms of the Award Agreement.

          (e) Transferability. A Participant's interest in a Performance Share Award may not be sold, assigned, transferred, pledged, or otherwise encumbered.

          (f) Distribution. No Performance Share Award or portion thereof that is subject to the attainment or satisfaction of a condition of a Performance Goal shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions or Performance Goal to which the distribution, earning or vesting of such Award is subject have been achieved.

                                  ARTICLE VIII

                                     TRUST

     8.01 Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

     8.02 Management of Trust. It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing its duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

          (a) To invest up to one hundred percent (100%) of all Trust assets in the Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

          (b) To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

          (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

          (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

          (e) To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

          (f) To employ brokers, agents, custodians, consultants and accountants.

          (g) To hire counsel to render advice with respect to its rights, duties and obligations hereunder, and such other legal services or representation as it may deem desirable.

          (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

     Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

     8.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

     8.04 Expenses. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or, in the discretion of the Corporation, the Trust.

     8.05 Indemnification. Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of its duties hereunder, unless the same shall be due to the Trustee's gross negligence or willful misconduct.

                                   ARTICLE IX

                               DEFERRED PAYMENTS

     9.01 Deferral of Plan Shares. Notwithstanding any other provision of this Plan, any Recipient may elect, with the concurrence of the Committee and consistent with any rules and regulations established by the Committee, to defer the receipt of Plan Shares subject to Awards granted hereunder.

     9.02 Timing of Election. The election to defer the receipt of any Plan Shares must be made no later than the last day of the calendar year preceding the calendar year in which the Recipient would otherwise have an unrestricted right to receive such Plan Shares. Deferrals of eligible Plan Shares shall only be allowed for those Plan Shares scheduled to vest while the Recipient is in active service with the Corporation or a Subsidiary Company. Any election to defer the receipt of eligible Plan Shares shall be irrevocable as long as the Recipient remains an Employee or a Non-Employee Director.

     9.03 Plan Share Award Deferral. The deferral of Plan Shares may be elected by a Recipient subject to the rules and regulations established by the Committee. Upon the vesting of such Plan Shares, the Committee shall credit to a deferred stock award account established for the Recipient (which may be part of an existing deferred compensation trust account) a number of deferred shares or share units equivalent in value to the number of deferred Plan Shares multiplied by the Fair Market Value of the Common Stock. Deferred shares or share units shall be valued at the Fair Market Value on the date the deferred Plan Shares vest. Subsequent to the lapsing of all restrictions, the deferred shares or share units shall be valued at the Fair Market Value of the Common Stock. Deferred shares or share units shall accrue dividends at the rate paid upon the Common Stock credited in the form of additional deferred share units. Deferred share units shall be distributed in shares of Common Stock or cash, at the discretion of the Committee, upon the Recipient's termination of employment or service as a director or at such other date, as may be approved by the Committee, over a period of no more than ten
(10) years.

     9.04 Accelerated Distributions. The Committee may, at its sole discretion, allow for the early payment of an Recipient's deferred stock award account in the event of an "unforeseeable emergency" or in the event of the death or Disability of the Recipient. An "unforeseeable emergency" means an unanticipated emergency caused by an event beyond the control of the Recipient that would result in severe financial hardship if the distribution were not permitted. Such distributions shall be limited to the amount necessary to sufficiently address the financial hardship. Any distributions under this provision, shall be consistent with the Code and the regulations promulgated thereunder. Additionally, the Committee may use its discretion to cause stock award accounts to be distributed when continuing the program is no longer in the best interest of the Corporation or one of its Subsidiary Companies.

     9.05 Assignability. No rights to deferred stock award accounts may be assigned or subject to any encumbrance, pledge or charge of any nature except that a Recipient may designate a beneficiary pursuant to any rules established by the Committee.

     9.06 Unfunded Status. No Recipient or other person shall have any interest in any fund or in any specific asset of the Corporation or one of its Subsidiary Companies by reason of any amount credited pursuant to the provisions hereof. Any amounts payable pursuant to the provisions hereof shall be paid from the general assets of the Corporation or one of its Subsidiary Companies and no Recipient or other person shall have any rights to such assets beyond the rights afforded general creditors of the Corporation or one of its Subsidiary Companies. However, the Corporation or one of its Subsidiary Companies shall have the right to establish a reserve, trust or make any investment for the purpose of satisfying the obligations created under this Article IX of the Plan; provided, however, that no Recipient or other person shall have any interest in such reserve, trust or investment.

                                   ARTICLE X

                                 MISCELLANEOUS

     10.01 Adjustments for Capital Changes. The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards and the number of Shares to which any unvested Plan Share Award relates and the maximum number of Plan Shares which may be granted to any Employee, to any Non-Employee Director or to all Non-Employee Directors as a group shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of the Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, the payment of a stock dividend or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation or of another corporation, each recipient of a Plan Share Award shall be entitled, subject to the conditions herein stated, to receive such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Recipients would have been entitled to receive except for such action.

     10.02 Amendment and Termination of the Plan. The Board may, by resolution, at any time amend or terminate the Plan, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the Recipient, alter or impair any Plan Share Award previously granted under the Plan except as specifically authorized herein. Upon termination of the Plan, the Recipient's Plan Share Awards shall be distributed to the Recipient regardless of whether or not such Plan Share Award had otherwise been earned under the service requirements set forth in Article VII. Notwithstanding any other provision of the Plan, the Plan may not be terminated until such time as all Plan Shares held by the Trust have been awarded to Plan Recipients and shall be deemed to be earned prior to the time of termination.

     10.03 Nontransferable. Plan Share Awards and Performance Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to the Recipient who was notified in writing of the Award pursuant to Section 6.02. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary Company be subject to any claim for benefits hereunder.

     10.04 Employment or Service Rights. Neither the Plan nor any grant of a Plan Share Award, Performance Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

     10.05 Voting and Dividend Rights. No Recipient shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award or Performance Share Award, except as expressly provided in Sections 7.02, 7.04 and 7.05 above, prior to the time said Plan Shares are actually earned and distributed to him.

     10.06 Governing Law. To the extent not governed by federal law, the Plan and Trust shall be governed by the laws of the State of Delaware.

     10.07 Effective Date. This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder no earlier than the date this Plan is approved by the stockholders of the Corporation and prior to the termination of the Plan. Notwithstanding the foregoing or anything to the contrary in this Plan, the implementation of this Plan is subject to the approval of the Corporation's stockholders.

     10.08  Term of Plan.  This Plan shall remain in effect until the earlier of
(1) ten (10) years from the Effective Date, (2) termination by the Board, or (3) the distribution to Recipients and Beneficiaries of all the assets of the Trust.

     10.09 Tax Status of Trust. It is intended that the trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of
Section 671 et seq. of the Code, as the same may be amended from time to time.

     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, and the Trustees of the Trust established pursuant hereto
have duly and validly executed this Agreement, all on this   th day of        ,
2001.

                                            CFS BANCORP, INC.

                                            By:
                                              ----------------------------------
                                              Thomas F. Prisby
                                              Chairman of the Board and Chief
                                                Executive Officer


ATTEST:                                                TRUSTEES:

-----------------------------------------------------  -----------------------------------------------------
Secretary
                                                       -----------------------------------------------------

                                                       -----------------------------------------------------

                        CFS BANCORP,INC.

                              PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.
[                                                                                                                                  ]

This Proxy is being solicited on behalf of the Board of Directors of CFS Bancorp. Inc., pursuant to its bylaws for use only at the
Annual Meeting of Stockholders to be held on Tuesday, April 24, 2001, and at any adjournment thereof.

1. Election of Directors for three year                                   2. PROPOSAL to amend the 1998    FOR   AGAINST    ABSTAIN
   terms expiring in 2004 or until their                                     Stock Option Plan and the     [ ]     [ ]        [ ]
   successors are elected and qualified.         For  Withhold   For All     1998 Recognition and
                                                 All     All      Except     Retention Plan.
   Nominees: Thomas F. Prisby and Frank D. Lester
   INSTRUCTIONS: To withhold authority to vote   [ ]     [ ]        [ ]   3. PROPOSAL to ratify the        FOR   AGAINST    ABSTAIN
   for one or more of the nominees, write and                                appointment of Ernst          [ ]     [ ]        [ ]
   name of such nominee(s) in the space                                      & Young LLP as independent
   provided below.                                                           auditors of the Company for
                                                                             the year ending December 31,
   ---------------------------------------------                             2001.
   The Board of Directors recommends a vote FOR
   the election of the nominees listed above.                             The Board of Directors recommends that you vote FOR
                                                                          proposals 2 and 3.

                                                                          In their discretion, the proxies are authorized to vote
                                                                          upon such other matters as may properly come before the
                                                                          Annual Meeting.

                                                                                                     Date:                      2001
                                                                                                          ----------------------
                                                                           Signature(s)
                                                                                       ---------------------------------------------

                                                                           ---------------------------------------------------------

                                                                           Please sign this Proxy exactly as name appears on your
                                                                           stock certificate. When shares of the Company are held by
                                                                           joint tenants, both should sign. When signing this Proxy
                                                                           as attorney, executor, administrator, trustee, or
                                                                           guardian, please give full title as such. If the shares
                                                                           are owned by a corporation, please sign in full corporate
                                                                           name by President or other authorized officer. If a
                                                                           partnership or other entity owns the shares, please sign
                                                                           in partnership name, by authorized person.

                                                                           The above signed hereby acknowledges receipt of notice of
                                                                           the Annual Meeting of Stockholders of CFS Bancorp, Inc.
                                                                           called for April 24, 2001 and the accompanying Proxy
                                                                           Statement and other materials prior to the signing of
                                                                           this Proxy.

--------------------------------------------------------------------------------
                           /\ FOLD AND DETACH HERE /\

                            YOUR VOTE IS IMPORTANT.

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

REVOCABLE               CFS BANCORP, INC.           REVOCABLE
PROXY                                               PROXY

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF CFS BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS
  TO BE HELD ON APRIL 24, 2001 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned hereby appoints the Board of Directors of CFS Bancorp, Inc. ("Company"), or any successors thereto, as proxies with full power of substitution, to represent and vote, as designated below, all the shares of common stock of the Company held of record by the undersigned on March 9, 2001 at the Annual Meeting of Stockholders to be held at the Center for Visual and Performing Arts, located at 1040 Ridge Road, Munster, Indiana, on Tuesday, April 24, 2001, at 10:00 a.m., Central Time, and any adjournment thereof.

     This Proxy will be voted as directed, but if the proxy card is returned and properly signed and no instructions are specified, this Proxy will be voted FOR the election of the Board of Directors' nominees to the Board of Directors, FOR the proposal to amend the 1998 Stock Option Plan and the 1998 Recognition and Retention Plan, FOR ratification of the Company's independent auditors, and otherwise at the discretion of the proxy holders. If you do not return this card, your shares will not be voted.

        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
              PROMPTLY USING THE ENCLOSED ENVELOPE.

          (Continued and to be signed on reverse side.)


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